UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 10, 2025

Nextdoor Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40246	86-1776836
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
420 Taylor Street
San Francisco, California
(Address of principal executive offices)

94102
(Zip Code)
(415) 344-0333
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	KIND	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 10, 2025, Nextdoor Holdings, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders virtually (the “Annual Meeting”). The Company’s stockholders voted on three proposals at the Annual Meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 21, 2025. There were 1,505,651,265 aggregate shares of Class A common stock and Class B common stock present at the Annual Meeting, online or by proxy, which constituted a quorum for the transaction of business. In deciding the proposals at the Annual Meeting, each share of Class A common stock represented one vote and each share of Class B common stock represented ten votes.

At the Annual Meeting, the Company’s stockholders voted on the following proposals:

1.To elect four Class I directors of the Company, each to serve a three-year term expiring at the 2028 Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified;

2.To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025; and

3.To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

The final results for each of these proposals are as follows:

Proposal 1: Election of Directors.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
J. William Gurley	1,400,292,338	48,388,626	56,970,301
Jason Pressman	1,441,530,219	7,150,745	56,970,301
Elisa Steele	1,442,132,321	6,548,643	56,970,301
Nirav Tolia	1,435,670,569	13,010,404	56,970,301

J. William Gurley, Jason Pressman, Elisa Steele and Nirav Tolia were elected as Class I directors to serve until the 2028 Annual Meeting of Stockholders.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm.

Votes For	Votes Against	Abstentions
1,497,739,709	7,245,332	666,224

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. There were no broker non-votes on this matter.

Proposal 3: Advisory Vote on the Compensation of the Company’s Named Executive Officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,433,691,020	14,277,633	712,311	56,970,301

The stockholders approved, on an advisory basis, the compensation paid by the Company to its named executive officers.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTDOOR HOLDINGS, INC.

Date: June 13, 2025	By:	/s/ Matt Anderson
Matt Anderson
Chief Financial Officer